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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: April 15, 2003


                      NATIONAL MANAGEMENT CONSULTING, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                000-28459               22-3360133
      (State of Incorporation) (Commission File Number)     (IRS Employer
                                                            Identification #)

                          Steven A. Horowitz, President
                      National Management Consulting, Inc.
             545 Madison Avenue, 6th Floor, New York, New York 10022
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (516) 683-1500
                    ----------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 15, 2003, the Registrant was officially notified by its Independent Auditor, Aaron Stein, C.P.A., that he had resigned as the Independent Auditor of the Registrant. The Board of Directors accepted the resignation as of April 16, 2003.

On April 16, 2003, the management of the Registrant engaged Marcum & Kliegman LLP, 16th Floor, 655 Third Avenue, New York, NY as its independent auditors to audit its financial statements for the fiscal year ended September 30, 2003. The decision to retain Marcum & Kliegman LLP was approved by the Registrant's Board of Directors.

The audit reports of Aaron Stein C.P.A. on the Registrant's financial statements as of September 30, 2002 and for each of the previous two years of the reporting entity, and the review reports of Aaron Stein C.P.A. on the Registrant's financial statements as of December 31, 2002 and for the three-month and year-to-date periods, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles other than the report was modified as to the uncertainty of a going concern.

During the period of his engagement through April 15, 2003, there were no disagreements between Aaron Stein C.P.A and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Aaron Stein C.P.A, would have caused him to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements.

From inception of the reporting entity, the Registrant did not consult with Marcum & Kliegman LLP on items which involved (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant's financial statements, or (iii) the subject matter of a disagreement or "reportable event."

The Registrant has furnished Aaron Stein C.P.A. with a copy of this report and has requested him to furnish a letter addressed to the Securities and Exchange Commission stating whether he agrees with the above statements. A copy of the resignation letter is to be attached as Exhibit 16 to this Form 8-K by amendment.


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

     (c)     Exhibits

Exhibit  Number     Description  of  Documents
---------------     --------------------------

16 Letter from Aaron Stein C.P.A., to the Commission, dated April 15, 2003, concerning change in certifying accountant - TO BE FILED BY AMENDMENT


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     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

     By:  /s/  Steven  A.  Horowitz
     ---------------------------------
     Steven  A.  Horowitz
     President

Date:     April  22,  2003

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